UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12.

TIFFANY & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue New York, NY		10010
(Address of Principal Executive Offices)		(Zip Code)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Below is a script for Registrant’s discussions with investors regarding frequently asked questions about its proposed transaction with LVMH Moët Hennessy – Louis Vuitton SE.

Tiffany FAQ SEC Filing

Q: In which locations is the company seeking regulatory approval?

A: We are seeking regulatory approval in a number of jurisdictions, including the U.S., European Union and China.

Q: Did the company pursue other bidders or contemplate other offers?

A: The companies were transparent regarding the proposal from LVMH – so it was widely known by other companies in the industry that the Tiffany Board was exercising its fiduciary duty and reviewing the LVMH proposal. Additional information concerning the background of the merger will be provided when the company files its proxy statement for the transaction.

Q: When do you expect the transaction to close?

A: The transaction is expected to close in the middle of 2020 and is subject to customary closing conditions, including approval from Tiffany’s shareholders and the receipt of regulatory approvals.

Q: What is the reason behind the long timeline estimated for closing?

A: The expected timeline is not unusually long and is typical for a transaction of this magnitude, including the time needed to obtain shareholder and regulatory approvals.

Q: When will the proxy for shareholder voting be issued?

A: The merger agreement requires the preliminary proxy statement to be filed within 15 business days of signing.

Q: Will the company hold earnings and investor calls/meetings until the transaction closes?

A: The company will not hold earnings calls, but will issue quarterly earnings releases.

Q: What is the process for Tiffany from here?

A: Our business remains very focused on achieving its commercial and operational objectives. Joining the LVMH group will enable Tiffany to reach new heights, building on internal expertise, unparalleled craftsmanship and strong cultural values.

Q: What are the risks the transaction will not close and Tiffany will remain a standalone company?

A: Consummation of the transaction is subject to receipt of shareholder approval and all requisite regulatory approvals. We are focused on ensuring a smooth process to close for the transaction.

Q: Will the company continue to pay dividends until closing?

A: In connection with the merger agreement, the company and LVMH have agreed that the company may continue to pay its ordinary dividend. While the Board must declare such dividends, the company has no reason to believe that it will not continue to do so.

Q: What are the restrictions on running the business between now and closing?

A: It is business as usual and we remain an independent company until the transaction closes. However, there are some restrictions on the company during this interim period. These restrictions are set out in the merger agreement which has been publicly filed. The company and LVMH have also agreed a number of exceptions to allow the company to continue to operate in the ordinary course and to execute on its strategic plans.

Q: Will this transaction impact the Flagship renovation or planned IT systems evolution?

A: LVMH appreciates and will invest in Tiffany’s unique assets and strong human capital and wants Tiffany to thrive for the long-term. Going forward, LVMH is anticipated to provide further support, resources and momentum for our strategic priorities.

Q: Are any changes in management expected before the closing?

A: There are no planned changes in the executive team at this time.

Q: What other changes in the business are expected prior to closing?

A: There will be no immediate changes as a result of the transaction. It is business as usual as we enter the most important season of the year.

Q: Will the company be providing guidance going forward?

A: The company will not provide guidance going forward and its current guidance is no longer in effect.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Tiffany & Co. (the “Company”) by LVMH Moët Hennessy – Louis Vuitton SE (“Parent”) pursuant to the Agreement and Plan of Merger, dated as of November 24, 2019, by and among the Company, Parent, Breakfast Holdings Acquisition Corp. (“Holding”) and Breakfast Acquisition Corp. (“Merger Sub”). In connection with the proposed acquisition, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website, /www.sec.gov or at the Company’s website (investor.tiffany.com/financial-information) or by writing to the Corporate Secretary at 727 Fifth Avenue, New York, New York 10022, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation

The Company and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 17, 2019. Other information regarding participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at investor.tiffany.com/financial-information.

Forward-Looking Statements

Certain statements in this communication including, without limitation, statements relating to the proposed acquisition, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed acquisition and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed acquisition or affect the ability of the parties to recognize the benefits of the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on the Company’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed acquisition; (v) risks related to diverting management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against the Company or its directors or officers related to the proposed acquisition or the merger agreement between the parties to the proposed acquisition and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition, including in the event of any unexpected delays; (viii) any adverse effects on the Company by other general industry, economic, business and/or competitive factors; (ix) other risks to consummation of the proposed acquisition, including the risk that the proposed acquisition will not be consummated within the expected time period, or at all, which may affect the Company’s business and the price of the common stock of the Company; and (x) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended January 31, 2019 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity.

These risks, as well as other risks associated with the proposed acquisition, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed acquisition. There can be no assurance that the proposed acquisition will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the proposed acquisition will be realized. Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.